EXHIBIT 99.1

FIRST CASH AND CASH AMERICA ANNOUNCE
SHAREHOLDER APPROVAL OF MERGER OF EQUALS
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Arlington, Texas and Fort Worth, Texas (August 31, 2016) - - First Cash Financial Services (NASDAQ: FCFS) and Cash America International, Inc. (NYSE: CSH) announced today that the shareholders of both First Cash and Cash America overwhelmingly approved the merger of equals transaction between the two companies at their respective special meetings held earlier today. The closing of the merger transaction is expected to occur on September 1, 2016. The combined company will be named FirstCash, Inc. and will be listed on the New York Stock Exchange under the ticker symbol of FCFS where it will begin trading on September 2, 2016.

Commenting on the merger, Rick L. Wessel, Chief Executive Officer of First Cash, and T. Brent Stuart, President and Chief Executive Officer of Cash America, jointly said, “We are extremely pleased with the exceptionally strong support of both sets of shareholders in approving the merger between Cash America and First Cash. We are now focused on successfully integrating the businesses and realizing the anticipated benefits of the merger that will bring together the leading pawn lenders in both the U.S. and Latin American markets. The combined company will have over 2,000 locations in the U.S. and Latin America with total annual revenue of approximately $1.8 billion, which we believe represents the largest pawn lender in the world.”

About First Cash
With over 1,270 retail and consumer lending locations in the U.S., Mexico, Guatemala and El Salvador, First Cash Financial Services, Inc. is a leading international operator of pawn stores. First Cash focuses on serving cash and credit constrained consumers through its retail pawn locations, which buy and sell a wide variety of jewelry, consumer electronics, power tools, household appliances, sporting goods, musical instruments and other merchandise, and make small consumer pawn loans secured by pledged personal property. Approximately 97% of the Company’s revenues are from pawn operations.

First Cash is a component company in both the Standard & Poor’s SmallCap 600 Index® and the Russell 2000 Index®. For additional information regarding First Cash and the services it provides, visit First Cash’s website located at http://www.firstcash.com.

About Cash America
As of June 30, 2016, Cash America operated 889 total locations in the U.S. offering pawn lending and related services to consumers and included the following:

•	817 lending locations in 20 states in the U.S. primarily under the names “Cash America Pawn,” “SuperPawn,” “Cash America Payday Advance,” and “Cashland;” and

•	72 check cashing centers (all of which are unconsolidated franchised check cashing centers) operating in 12 states in the U.S. under the name “Mr. Payroll.”

For additional information regarding Cash America and the services it provides, visit Cash America’s website located at http://www.cashamerica.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
This release contains “forward-looking statements” (as defined in the Securities Litigation Reform Act of 1995) regarding, among other things, future events or the future financial performance of First Cash and Cash America or anticipated benefits of the proposed transaction. Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” “will,” “estimates,” “may,” “could,” “should” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. The closing of the proposed transaction is subject to customary closing conditions. There is no assurance that such conditions will be met or that the proposed transaction will be consummated within the expected time frame, or at all. Forward-looking statements relating to the proposed transaction include, but are not limited to: statements about the benefits of the proposed transaction, including anticipated synergies, cost savings, cash flows and future financial and operating results; future capital returns to stockholders of the combined company; First Cash’s and Cash America’s plans, objectives, expectations, projections and intentions; the expected timing of completion of the proposed transaction; the impact of any CFPB rules that may be adopted on First Cash and Cash America; and other statements relating to the transaction that are not historical facts. Forward-looking statements are based on information currently available to First Cash and Cash America and involve estimates, expectations and projections. Investors are cautioned that all such forward-looking statements are subject to risks and uncertainties, and important factors could cause actual events or results to differ materially from those indicated by such forward-looking statements. With respect to the proposed transaction, these risks, uncertainties and factors include, but are not limited to: the risks that condition(s) to closing of the transaction may not be satisfied; the length of time necessary to consummate the proposed transaction, which may be longer than anticipated for various reasons; the risk that the businesses will not be integrated successfully; the risk that the benefits, cost savings, cash flows, synergies and growth from the proposed transaction may not be fully realized or may take longer to realize than expected; the diversion of management time to transaction-related issues; the risk that costs associated with the integration of the businesses are higher than anticipated; and litigation risks related to the transaction. With respect to the businesses of First Cash and/or Cash America, including if the proposed transaction is consummated, these risks, uncertainties and factors include, but are not limited to: the effect of future regulatory or legislative actions on the companies or the industries in which they operate and the effect of compliance with enforcement actions, orders or agreements issued by applicable regulators; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect and/or risks related to the ability to obtain financing; economic and foreign exchange rate volatility, particularly in Latin American markets; adverse gold market or exchange rate fluctuations; increased competition from banks, credit unions, internet-based lenders, other short-term consumer lenders and other entities offering similar financial services as well as retail businesses that offer products and services offered by First Cash and Cash America; a decrease in demand for First Cash’s or Cash America’s products and services; public perception of First Cash’s or Cash America’s business and business practices; changes in the general economic environment, or social or political conditions, that could affect the businesses; the potential impact of the announcement or consummation of the proposed transaction on relationships with customers, suppliers, competitors, management and other employees; risks related to any current or future litigation proceedings; the ability to attract new customers and retain existing customers in the manner anticipated; the ability to hire and retain key personnel; reliance on and integration of information technology systems; ability to protect intellectual property rights; the impact of security breaches, cyber-attacks or fraudulent activity on First Cash’s or Cash America’s reputation; the risks associated with assumptions the companies make in connection with their parties’ critical accounting estimates and legal proceedings; and the potential of international unrest, economic downturn or effects of currency fluctuations, tax assessments or tax positions taken, risks related to goodwill and other intangible asset impairments, tax adjustments, anticipated tax rates, benefit or retirement plan costs, or other regulatory compliance costs.

Additional information concerning these and other risk factors is also contained in First Cash’s Form S-4 Registration Statement that has been filed with the SEC and was declared effective by the SEC on July 29, 2016, which includes the joint proxy statement for First Cash and Cash America, as well as First Cash’s and Cash America’s most recently filed Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other SEC filings.

Many of these risks, uncertainties and assumptions are beyond First Cash’s or Cash America’s ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the information currently available to the parties on the date they are made, and neither First Cash nor Cash America undertakes any obligation to update publicly or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this release. Neither First Cash nor Cash America gives any assurance (1) that either First Cash or Cash America will achieve its expectations, or (2) concerning any result or the timing thereof. All subsequent written and oral forward-looking statements concerning First Cash, Cash America, the proposed transaction, the combined company or other matters and attributable to First Cash or Cash America or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

First Cash Contacts:
For further information, please contact:
Gar Jackson
Global IR Group
(949) 873-2789
gar@globalirgroup.com

Doug Orr, Executive Vice President and Chief Financial Officer
(817) 505-3199
investorrelations@firstcash.com

Cash America Contacts:
Investors
L. Dee Littrell
817-570-1661 Direct
dlittrell@cashamerica.com

Media
Yolanda Walker
817-333-1973 Direct
ywalker@cashamerica.com

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